UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          January 23, 2006

HUDSON UNITED BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-08660	22-2405746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 MacArthur Boulevard, Mahwah, New Jersey	07430
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(201) 236-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On January 23, 2006, Hudson United Bancorp (“Hudson”) notified its directors and officers that, in connection with the conversion of Hudson shares to the consideration set forth in the Agreement and Plan of Merger with TD Banknorth, Inc. dated July 11, 2005, a blackout period with respect to the Hudson United Bancorp and Subsidiaries Savings and Investment Plan will be in effect beginning January 23, 2006.  The blackout is anticipated to end during the week of February 13, 2006. Hudson provided the notice to its directors and executive officers in accordance with Rule 104 of Regulation BTR.

A copy of the notice is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits

Exhibits

99.1        Notice of Blackout Period to Directors and Executive Officers of Hudson United Bancorp dated January 23, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 23, 2006

HUDSON UNITED BANCORP

By:     /s/ James W. Nall

James W. Nall
Executive Vice President and
Chief Financial Officer